UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant’s telephone number, including area code

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Braddock Multi-Strategy Income Fund

(Class A: BDKAX)

(Class C: BDKCX)

(Institutional Class: BDKNX)

ANNUAL REPORT

DECEMBER 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund by contacting the Fund at 1-800-207-7108 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at 1-800-207-7108 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

 Braddock Multi-Strategy Income Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	18
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	34
Supplemental Information	35
Expense Example	38

This report and the financial statements contained herein are provided for the general information of the shareholders of the Braddock Multi-Strategy Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.libertystreetfunds.com

2018 Braddock Multi-Strategy Income Fund

February 1st, 2019

Executive Summary

The Braddock Multi-Strategy Income Fund (the “Fund”) completed its third year as a mutual fund, and the strategy is currently in its ninth year of operation. Fund net assets grew to $335.7 million from $134.5 million, and the Fund’s Institutional Share returned 3.24% for 2018 compared to a 0.01% return for the Bloomberg Barclays Aggregate Bond Index (the “Aggregate”) and -2.26% return for the ICE Bank of America Merrill Lynch U.S. Cash Pay High Yield Index (the High Yield Index). Since its inception, the Fund’s concentration in floating rate bonds (70-80%) has resulted in a low effective duration, and the focus on U.S. Residential Mortgage Backed Securities (RMBS) and U.S. Asset Backed Securities (ABS) has contributed to low volatility reflected in a Sharpe ratio of 2.97, and low correlation to the indices: 0.06 to the Aggregate and 0.33 to the High Yield Index. In addition, the strong fundamentals backing RMBS and ABS has led to attractive relative value returns in 2018 versus traditional fixed income products.

The Fund’s primary strategy during the year remained unchanged, and allocations between market sectors did not change materially. The largest allocation throughout the year was to non-agency RMBS, averaging 68%. The portfolio is well-diversified across RMBS new issue sub-sectors, including but not limited to securities backed by conventional mortgage loans (GSE Credit Risk Transfer securities), Single Family Rentals, and Non-Qualified Mortgage loans. ABS was the second largest allocation averaging 16% and providing further diversification to the portfolio.

Economic Conditions

2018 witnessed a return of volatility in the financial markets. Major markets rallied beginning in January in response to the positive effects of tax reform and continued growth of the U.S. economy. Then volatility emerged early in February as investors began to take note of the consistent increases across the belly of the yield curve (two-year maturities to ten-year maturities) and how these higher interest rates when combined with announced Federal Reserve (the “Fed”) policy would affect asset values and borrowing cost. As the U.S economy continued to exhibit strength, the Fed implemented its plan of raising interest rates through the first nine months of 2018. However, in the face of the fourth quarter’s mixed data and financial market volatility, the Fed took a more dovish tone in its December statement and market expectations of future rate hikes declined.

Although a correction in the S&P 500 of greater than 10% had not occurred since 2011, many participants were surprised by both the timing and severity of the fourth quarter correction (-13.5%). Interestingly, this market weakness occurred during the best economic year in the U.S. since the Great Recession. 2018 Gross Domestic Product (GDP) is forecasted to have grown 3.15% - the first annual rate above 3% since 2005. In addition, the unemployment rate finished the year at 3.9%, its lowest level since the 1960s. Based on the economic strength of the U.S. economy as measured by the metrics we follow most closely, Braddock believes recent market volatility is more reflective of technical factors rather than fundamental weakening across the economy. As always, we remain vigilant for a reversal in indicators that could presage a recession.

Housing and consumer fundamentals remain positive as illustrated in Exhibit 1. The national shortage of single-family homes should continue to provide a buffer to potential home price declines that would increase credit risk in the RMBS market. On the demand side, U.S. household formations have been growing at a fast pace releasing pent up demand. Offsetting that increased demand, to a degree, is falling housing affordability. Taking all factors into account, we expect home price appreciation to slow to a still healthy 2%-3% annual range from November’s Corelogic National Home Price Index report of 5.2% (Exhibit 1).

Credit performance across housing and consumer debt has been strong. As seen in Exhibit 1, this includes low mortgage delinquencies and low consumer defaults. Additionally, recent tax cuts and falling energy prices (gasoline) have increased the disposable income of the average American.

Exhibit 1

Housing Statistics	Latest	3 yrs ago	5yr ago	10yr ago
U.S. Household Formation (000’s)	1,569	1,422	732	680
MBA Mortgage Credit Availablity	175	162	113	316
NAR Housing Affordablility Composite Index	144	170	173	150
MBA Mortgage Delinquencies	4.5%	5.0%	6.4%	7.0%
US New One Family Houses Sold	544	476	444	393
CoreLogic Home Price (YoY)	5.2%	5.1%	10.7%	-10.9%

Consumer Statistics	Latest	3 yrs ago	5yr ago	10yr ago
S&P Experian Consumer Default Index	0.89	1.0	1.4	4.3
U.S. Household Debt to Disposible Income	99	104	110	131
U.S. Personal Saving to Disposible Income	6.0	7.2	6.2	3.8
Conference Board Consumer Confidence	128	96	78	39
U.S. Unemployment Rate U-3	3.9	5.0	6.7	7.3
U.S. Average Hourly Wage Growth	3.2	2.6	1.9	3.6

Sources: Mortgage Bankers Association (“MBA”), National Association of Realtors (“NAR”), U.S. Census Bureau, Bureau Labor Statistics

Not only is unemployment low but wage growth is at a nine-year high (+3.2% year-over-year average hourly earnings). The number of job openings and the job quit rate in the U.S. indicate a labor market that is providing more opportunities and more mobility to the labor force.

Market Conditions - Securities Markets

Positive fundamentals in the U.S. Residential and Consumer sectors during 2018 translated to strong credit and price performance in the Fund’s RMBS/ABS holdings which, together, averaged 84% of the Fund’s holdings throughout 2018. These sectors continued to meet the Fund’s goal of seeking total return with an emphasis on providing current income.

Since December 2016, the Fed has raised the U.S. Federal Funds rate eight times in 25 basis points increments. This normalization of the yield curve has been beneficial to the Fund because of the Fund’s high allocation to floating rate securities. The Fund’s weighted average bond coupon has increased to 5.2%, up from 2.9% in December 2016. This floating rate allocation is also conveyed through the Fund’s effective duration of 1.1 year.

Braddock observed strong performance across RMBS sectors in 2018 and we continue to see attractive opportunities for investment. As shown in the Mortgage Credit Availability Index in Exhibit 1 above, mortgage underwriting standards remained at historically high levels throughout 2018. Conservative underwriting of mortgages has translated into low delinquencies, low defaults and high recovery rates. As reported by Bank of America1, Non-agency RMBS issuance increased to $120 billion in 2018 from $91 billion in 2017. The Fund capitalized on this growth in the non-agency RMBS sectors during 2018. In fact, the new issue RMBS holdings in 2018 spanned across twelve sub-sectors and provided attractive diversity and appropriate liquidity to the Fund.

The collateral performance and pricing stability in Consumer ABS was attractive in 2018, and lower interest rates late in the year benefited pricing levels. ABS supply grew by approximately 7% to $229 billion during 20182, providing ample opportunity to capitalize on ABS positioning with attractive risk-adjusted return profiles. The Fund’s ABS positioning not only produced attractive income but also a number of positions received positive rating agency actions that led to capital appreciation.

The Collateralized Loan Obligation (CLO) sector experienced higher volatility during the 4th quarter when compared to the RMBS and Consumer ABS sectors. This volatility negated the positive CLO performance experienced in the first three quarters of the year. Although the J.P. Morgan Leveraged Loan Index finished the year up +1.0% and 2019’s loan default expectations remain well below the historical annual average rate, the senior secured loan market demonstrated a higher level of technical (vs fundamental) volatility in December’s markets. From a fundamental standpoint, the CLO structure is robust and is the only securitization structure that ultimately survived the financial crisis.

Fund Management and Outlook

As subadvisor to the Fund, Braddock Financial LLC’s portfolio management team provided an attractive absolute and relative value fixed income return in 2018.

Many financial advisors and portfolio managers, including ourselves, have previously discussed the risk and likelihood of increased market volatility. It is apparent that the volatility “window” is open and likely to remain in the short term due to President Trump’s policy actions and factors such as global trade issues. Over the longer term, Braddock recognizes the risk of slowing U.S. and global growth and the inevitable corporate credit turn. We remain sensitive to both fundamental indicators and investor sentiment as predictors of future market moves.

Volatility, combined with the continued growth in the Non-Agency RMBS and ABS markets, should continue to provide investment opportunities to the Fund. Low defaults in the residential and consumer sectors of the economy underlie our belief that wider credit spreads may not only increase the return potential of the Fund, but may also increase the availability of securities meeting the Fund’s risk and return objectives.

Moving forward, we believe the Fund is well positioned to provide shareholders with a more attractive and differentiated risk profile than that of traditional fixed income and corporate debt products.

Thank you and best regards,

Garrett Tripp, CFA	Toby Giordano, CFA

Senior Portfolio Manager	Portfolio Manager

[1]	Bank of America’s Securitized Products Strategy 1/25/2019

[2]	Deutsche Bank, Bloomberg Finance LP

IMPORTANT RISKS AND DISCLOSURES

The views expressed in this report reflect those of the Fund’s Sub-Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

The Fund commenced investment operations on December 31, 2015, after the conversion of a limited partnership Account, Braddock Structured Opportunities Fund Series A, L.P., which commenced operations on 7/31/2009, (the “Predecessor Account”), into shares of the Fund’s Institutional Class. Performance information prior to December 31, 2015 discussed in this report is for the Predecessor Account. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to those of the Predecessor Account. The Predecessor Account was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

An investment in the Braddock Multi-Strategy Income Fund is subject to risk, including the possible loss of principal amount invested and including, but not limited to, the following risks, which are more fully described in the prospectus: Mortgage-backed securities: subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed debt securities that are subordinated to other interests in the same pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. The risk of defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. Real estate risk: property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, employment, cultural or technological developments. CLO risk: Collateralized Loan Obligations (CLOs) largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. While CLOs are subject to the typical risks associated with debt instruments (i.e., interest rate risk and credit risk), the Fund is also subject to asset manager, legal and regulatory, limited recourse, liquidity, redemption, and reinvestment risks as a result of the structure of CLOs in which the Fund may invest. Credit Risk: securities held by the Fund could be subject to credit risk, including factors that may impair the credit rating and which may cause the value of the Fund’s investment to decline. Interest rate risk: your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation. High Yield (“Junk”) bond risk: junk bonds are speculative investments which involve greater risk of default, downgrade, or price declines, can be more volatile and tend to be less liquid that investment-grade securities. Repurchase agreement risk: may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Reverse repurchase agreement risk: reverse repurchases provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. Liquidity risk: the Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued by the Fund using a fair value methodology due to the fact that illiquid assets may be difficult to value. Leverage risk: as a result of borrowing or other investment techniques, the Fund may be leveraged. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Derivatives risk: derivative instruments, futures contracts, options, swap agreements, and/or selling securities short involve risks different from direct investment in the underlying assets, including but not limited to: futures contracts may cause the value of the Fund’s shares to be more volatile; the Fund may not fully benefit from or may lose money on option or shorting strategies; swaps may be leveraged, are subject to counterparty risk and may be difficult to value or liquidate. Non-diversification risk: as a non-diversified fund, the Fund may focus its assets in the securities of fewer issuers, which exposes the Fund to greater market risk that if its assets were diversified among a greater number of issuers. Diversification does not assure a profit or protect against a loss. The Fund may not be suitable for all investors. We encourage you to consult with appropriate financial professionals before considering an investment in the Fund.

The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The ICE Bank of America Merrill Lynch U.S. Cash Pay U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating, at least 18 months to final maturity at the time of issuance, at least 1 year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. The MBA Mortgage Credit Availability Index is a barometer on the availability of mortgage credit using guidelines from institutional investors who purchase loans through the broker and/ or correspondent channels. Higher index values signal that credit is more available, while lower index values indicate that mortgage credit standards are tighter. The JPMorgan Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar institutional leveraged loans, including the U.S. and international borrowers. One cannot invest directly in an index.

Sharpe Ratio is calculated by using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the price change relative to interest rate movements. A Basis Point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

Braddock Multi-Strategy Income Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

The Fund commenced investment operations on December 31, 2015, after the conversion of a limited partnership account, Braddock Structured Opportunities Fund Series A, L.P., which commenced operations on July 31, 2009, (the “Predecessor Account”), into Institutional Class shares of the Fund. The Fund’s objectives, policies, guidelines and restrictions are, in all material respects, equivalent to those of the Predecessor Account.

This graph compares a hypothetical $1,000,000 investment in the Fund’s Institutional Class shares on July 31, 2009, Predecessor Account’s inception date, with a similar investment in the Bloomberg Barclays Aggregate Bond Index and the ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index. The performance graph above is shown for the Fund’s Institutional Class shares; Class A shares and Class C shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays Aggregate Bond Index measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Return as of December 31, 2018	1 Year	5 Years*	Since Inception*	Inception Date
Before deducting maximum sales charge Class A1	2.99%	5.10%	9.41%	07/31/09
Class C2	2.26%	4.32%	8.60%	07/31/09
Institutional Class[3]	3.24%	5.37%	9.69%	07/31/09
After deducting maximum sales charge Class A1	-1.42%	3.86%	8.73%	07/31/09
Class C2	1.28%	4.32%	8.60%	07/31/09
Bloomberg Barclays Aggregate Bond Index	0.01%	2.52%	3.31%	07/31/09
ICE BofA Merrill Lynch U.S. Cash Pay U.S. High Yield Index	-2.26%	3.81%	7.96%	07/31/09
*	The performance figures for Class A, Class C, and Institutional Class include the performance of the Predecessor Account prior to December 31, 2015. Class A and Class C impose higher expenses than that of Institutional Class.

Braddock Multi-Strategy Income Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited) - Continued

[1]	Maximum initial sales charge for Class A shares is 4.25%. No initial sales charge applies to purchase of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of purchase.

[2]	A CDSC of 1.00% will be charged on Class C share purchases that are redeemed in whole or in part within 12 months of purchase.

[3]	Institutional Class shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (800) 207-7108.

Gross and net expense ratios for Class A shares were 2.00% and 1.77%, respectively, for Class C shares were 2.75% and 2.52%, respectively, and for Institutional Class shares were 1.75% and 1.52%, respectively, which were the amounts stated in the current prospectus dated May 1, 2018. For the Fund’s most current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.75%, 2.50%, and 1.50% of the average daily net assets of the Class A shares, Class C shares, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Braddock Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Principal Amount		Value
	ASSET-BACKED SECURITIES – 75.5%
$405,255	Accredited Mortgage Loan Trust 2003-3 3.266% (LIBOR 1 Month+76 basis points), 1/25/20341,[2]	$387,144
4,000,000	AIMCO CLO Series 2015-A 7.636% (LIBOR 3 Month+520 basis points), 1/15/2028[1,2,3]	3,529,170
2,752,500	Atlas Senior Loan Fund III Ltd. 2013-1 8.640% (LIBOR 3 Month+600 basis points), 11/17/2027[1,2,3]	2,595,346
3,500,000	Babson CLO Ltd. 2016-II 5.724% (LIBOR 3 Month+325 basis points), 7/20/20281,2,[3]	3,401,671
4,950,000	Barings CLO Ltd. 2013-I 7.669% (LIBOR 3 Month+520 basis points), 1/20/2028[1,2,3]	4,533,937
570,500	Bellemeade Re 2015-1 Ltd. 6.806% (LIBOR 1 Month+430 basis points), 7/25/2025[1,2,3]	575,350
500,000	8.806% (LIBOR 1 Month+630 basis points), 7/25/2025[1,2,3]	512,350
2,000,000	Bellemeade Re 2017-1 Ltd. 5.856% (LIBOR 1 Month+335 basis points), 10/25/20271,2,[3]	2,081,379
2,000,000	7.256% (LIBOR 1 Month+475 basis points), 10/25/20271,2,[3]	2,106,819
3,000,000	Bellemeade Re 2018-1 Ltd. 5.406% (LIBOR 1 Month+290 basis points), 4/25/2028[1,2,3]	3,016,434
6,000,000	6.756% (LIBOR 1 Month+425 basis points), 4/25/2028[1,2,3]	6,093,798
1,724,000	Bellemeade Re 2018-2 Ltd. 5.156% (LIBOR 1 Month+265 basis points), 8/25/20281,2,[3]	1,731,975
4,000,000	Bellemeade Re 2018-3 Ltd. 5.256% (LIBOR 1 Month+275 basis points), 10/25/20271,2,[3]	4,014,432
2,000,000	6.406% (LIBOR 1 Month+390 basis points), 10/25/20271,2,[3]	1,993,648
665,694	CAN Capital Funding LLC 2014-1 4.257%, 4/15/20202,3,4,[5]	42,942
4,000,000	Carlyle Global Market Strategies CLO 2015-3 Ltd. 7.709% (LIBOR 3 Month+520 basis points), 7/28/2028[1,2,3]	3,645,203
500,000	COLT 2017-1 Mortgage Loan Trust 5.019%, 5/27/20472,3,[6]	504,507
1,000,000	COLT 2017-2 Mortgage Loan Trust 4.563%, 10/25/20472,3,[6]	999,748
2,000,000	Consumer Loan Underlying Bond Credit Trust 2017-P2 4.910%, 1/15/20242,[3]	2,003,502
4,000,000	Consumer Loan Underlying Bond Credit Trust 2018-P1 5.210%, 7/15/20252,[3]	4,026,726
3,000,000	Consumer Loan Underlying Bond Credit Trust 2018-P2 5.210%, 10/15/20252,[3]	3,015,167
1,084,194	Countrywide Asset-Backed Certificates 2002-BC3 3.406% (LIBOR 1 Month+90 basis points), 5/25/2032[1,2]	1,067,696
378,698	Countrywide Asset-Backed Certificates Series 2004-1 3.066% (LIBOR 1 Month+56 basis points), 4/25/2034[1,2]	342,794
1,000,000	Deephaven Residential Mortgage Trust 2017-2 5.269%, 6/25/20472,3,[6]	1,013,585

Braddock Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$500,000	Deephaven Residential Mortgage Trust 2017-3 4.814%, 10/25/20472,3,[6]	$500,473
500,000	Deephaven Residential Mortgage Trust 2018-1 5.793%, 12/25/20572,3,[6]	499,387
2,000,000	Deephaven Residential Mortgage Trust 2018-2 6.042%, 4/25/20582,3,[6]	1,983,930
2,000,000	Deephaven Residential Mortgage Trust 2018-3 5.913%, 8/25/20582,3,[6]	1,992,488
2,000,000	Deephaven Residential Mortgage Trust 2018-4 6.125%, 10/25/20582,3,[6]	1,988,365
354,578	Finance America Mortgage Loan Trust 2004-2 3.406% (LIBOR 1 Month+90 basis points), 8/25/2034[1,2]	336,942
255,892	Finance America Mortgage Loan Trust 2004-3 3.451% (LIBOR 1 Month+95 basis points), 11/25/2034[1,2]	233,380
1,300,000	First Investors Auto Owner Trust 2017-2 5.480%, 10/15/20242,[3]	1,324,355
1,488,689	FirstKey Lending 2015-SFR1 Trust 5.170%, 3/9/20472,3,[6]	1,485,423
980,000	Flagship Credit Auto Trust 2016-3 6.250%, 10/15/20232,[3]	1,003,701
1,000,000	Flatiron CLO 2015-1 Ltd. 7.136% (LIBOR 3 Month+470 basis points), 4/15/20271,2,3,[4]	1,000,949
1,000,000	Foursight Capital Automobile Receivables Trust 2018-1 5.560%, 1/16/20242,[3]	1,016,044
1,000,000	6.820%, 4/15/20252,[3]	1,026,858
2,000,000	Foursight Capital Automobile Receivables Trust 2018-2 5.500%, 10/15/20242,[3]	2,031,239
2,000,000	6.480%, 6/15/20262,[3]	2,026,411
969,588	Freddie Mac Structured Agency Credit Risk Debt Notes 13.256% (LIBOR 1 Month+1,075 basis points), 3/25/20251,[2]	1,277,638
1,491,035	11.706% (LIBOR 1 Month+920 basis points), 10/25/20271,[2]	1,916,994
497,864	10.056% (LIBOR 1 Month+755 basis points), 12/25/20271,[2]	578,298
1,000,000	7.506% (LIBOR 1 Month+500 basis points), 12/25/20281,[2]	1,141,774
1,000,000	5.956% (LIBOR 1 Month+345 basis points), 10/25/2029[1,2]	1,059,785
1,400,000	5.006% (LIBOR 1 Month+250 basis points), 3/25/2030[1,2]	1,402,813
1,966,000	6.956% (LIBOR 1 Month+445 basis points), 3/25/2030[1,2]	2,085,150
2,500,000	6.956% (LIBOR 1 Month+445 basis points), 4/25/20301,[2]	2,624,792
5,000,000	4.306% (LIBOR 1 Month+180 basis points), 7/25/20301,[2]	4,779,164
250,000	4.956% (LIBOR 1 Month+245 basis points), 12/25/20421,[2]	253,490
3,141,490	5.006% (LIBOR 1 Month+250 basis points), 12/25/20421,[2]	2,849,646
247,089	5.506% (LIBOR 1 Month+300 basis points), 12/25/2042[1,2]	127,077
2,200,000	6.256% (LIBOR 1 Month+375 basis points), 4/25/2043[1,2,3]	2,207,029
499,300	14.256% (LIBOR 1 Month+1,175 basis points), 4/25/2043[1,2,3]	577,862
3,000,000	4.906% (LIBOR 1 Month+240 basis points), 2/25/2047[1,2,3]	2,998,938
2,250,000	6.706% (LIBOR 1 Month+420 basis points), 2/25/20471,2,[3]	2,182,147

Braddock Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$700,000	13.006% (LIBOR 1 Month+1,050 basis points), 2/25/20471,2,[3]	$699,679
498,830	3.983%, 9/25/20472,3,[6]	311,626
500,000	3.983%, 9/25/20472,3,[6]	465,699
1,000,000	3.745%, 2/25/20482,3,[6]	622,691
1,000,000	4.461%, 11/25/20482,3,[6]	517,756
1,850,000	3.819%, 5/25/20482,3,[6]	1,089,694
3,000,000	4.167%, 8/25/20482,3,[6]	1,944,577
2,500,000	FREED ABS TRUST 2018-2 5.880%, 10/20/20252,[3]	2,522,073
4,000,000	Galaxy XXII CLO Ltd. 2016 - 22A 8.186% (LIBOR 3 Month+575 basis points), 7/16/20281,2,[3]	3,583,308
3,659,760	GSRPM Mortgage Loan Trust Series 2004-1 5.006% (LIBOR 1 Month+250 basis points), 9/25/2042[1,2,3]	3,682,047
88,571	Home Equity Asset Trust 2004-1 4.206% (LIBOR 1 Month+170 basis points), 6/25/2034[1,2]	89,932
4,000,000	Home Partners of America 2017-1 Trust 5.994% (LIBOR 1 Month+354 basis points), 7/17/20341,[3]	3,994,618
4,000,000	Home Partners of America 2018-1 Trust 4.805% (LIBOR 1 Month+235 basis points), 7/17/2037[1,3]	3,997,259
3,500,000	Home Re 2018-1 Ltd. 6.506% (LIBOR 1 Month+400 basis points), 10/25/2028[1,2,3]	3,507,623
2,958,000	ICG U.S. CLO 2016-1 Ltd. 8.259% (LIBOR 3 Month+575 basis points), 7/29/20281,2,[3]	2,850,486
2,711,000	Invitation Homes 2017-SFR2 Trust 5.432% (LIBOR 1 Month+300 basis points), 12/17/20361,[3]	2,709,898
5,000,000	Invitation Homes 2018-SFR1 Trust 4.955% (LIBOR 1 Month+250 basis points), 3/17/2037[1,2,3]	4,974,560
5,000,000	Invitation Homes 2018-SFR2 Trust 4.705% (LIBOR 1 Month+225 basis points), 6/17/2037[1,3]	4,917,845
5,000,000	Invitation Homes 2018-SFR3 Trust 4.705% (LIBOR 1 Month+225 basis points), 7/17/20371,[3]	4,902,900
9,000,000	Invitation Homes 2018-SFR4 Trust 4.655% (LIBOR 1 Month+220 basis points), 1/17/20381,2,[3]	8,840,790
1,771,423	Merrill Lynch Mortgage Investors Trust MLMI Series 2005-A5 3.977%, 6/25/20352,4,[6]	1,719,891
3,000,000	Midocean Credit CLO V - 2016-5A 8.050% (LIBOR 3 Month+560 basis points), 7/19/20281,2,[3]	2,692,189
1,357,648	Morgan Stanley ABS Capital I, Inc. Trust 2003-NC9 3.631% (LIBOR 1 Month+113 basis points), 9/25/20331,[2]	1,353,797
2,458,807	Mosaic Solar Loan Trust 2017-2 LLC 2.000%, 6/22/20432,[3]	2,342,448
5,160,000	Mosaic Solar Loan Trust 2018-1 2.000%, 6/22/20432,[3]	4,705,983
2,542,000	Mosaic Solar Loan Trust 2018-2-GS 5.970%, 2/22/20442,[3]	2,579,215

Braddock Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$1,000,000	Nationstar HECM Loan Trust 2018-1 4.705%, 2/25/20282,3,5,[6]	$997,300
1,000,000	6.000%, 2/25/20282,3,[6]	984,750
1,000,000	Nationstar HECM Loan Trust 2018-2 6.000%, 7/25/20282,3,5,[6]	967,300
3,000,000	Nationstar HECM Loan Trust 2018-3 6.000%, 11/25/20282,3,[6]	2,890,200
1,237,500	Neuberger Berman CLO XVI-S Ltd. 2017-16SA 7.836% (LIBOR 3 Month+540 basis points), 1/15/20281,2,[3]	1,091,273
4,000,000	Oaktown Re II Ltd. 2018 - 1A 5.356% (LIBOR 1 Month+285 basis points), 7/25/20281,2,[3]	4,046,928
4,000,000	6.556% (LIBOR 1 Month+405 basis points), 7/25/2028[1,2,3]	4,012,000
1,000,000	Oaktown Re Ltd. 2017-1A 8.256% (LIBOR 1 Month+575 basis points), 4/25/20271,2,3,[5]	1,069,000
2,000,000	Oaktree CLO 2015-1 Ltd. 7.669% (LIBOR 3 Month+520 basis points), 10/20/20271,2,[3]	1,950,105
2,250,000	Octagon Investment Partners XXI Ltd. 6.264% (LIBOR 3 Month+365 basis points), 11/14/20261,2,[3]	2,251,321
750,000	OneMain Financial Issuance Trust 2015-1 6.630%, 3/18/20262,[3]	766,016
1,000,000	Oportun Funding VII LLC 2017-B 5.290%, 10/10/20232,[3]	1,000,287
980,476	Option One Mortgage Loan Trust 2005-3 3.241% (LIBOR 1 Month+74 basis points), 8/25/20351,[2]	977,813
2,000,000	Prestige Auto Receivables Trust 2018-1 5.030%, 1/15/20262,[3]	2,035,175
2,000,000	Radnor RE 2018-1 Ltd. 5.206% (LIBOR 1 Month+270 basis points), 3/25/2028[1,2,3]	2,000,228
4,000,000	6.306% (LIBOR 1 Month+380 basis points), 3/25/2028[1,2,3]	4,006,404
1,250,000	Regatta VI Funding Ltd. 7.469% (LIBOR 3 Month+500 basis points), 7/20/20281,2,3,[5]	1,160,160
4,000,000	Regatta VII Funding Ltd. 7.742% (LIBOR 3 Month+495 basis points), 12/20/20281,2,[3]	3,683,564
1,761,023	RESI Finance LP 2003-C 3.787% (LIBOR 1 Month+140 basis points), 9/10/2035[1,2,3]	1,543,074
2,017,086	RESI Finance LP 2003-CB1 4.037% (LIBOR 1 Month+165 basis points), 6/10/20351,2,[3]	1,873,447
1,345,384	RESI Finance LP 2003-D 3.687% (LIBOR 1 Month+130 basis points), 12/10/20351,2,[3]	872,800
411,677	RESI Finance LP 2004-A 3.387% (LIBOR 1 Month+100 basis points), 2/10/2036[1,2,3]	300,420
258,467	3.587% (LIBOR 1 Month+120 basis points), 2/10/2036[1,2,3]	175,575
6,000,000	RMF Buyout Issuance Trust 2018-1 6.000%, 11/25/20282,3,5,[6]	5,726,651

Braddock Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$471,114	Saxon Asset Securities Trust 2005-1 3.035% (LIBOR 1 Month+72 basis points), 5/25/20351,[2]	$423,551
2,825,000	Shackleton 2015-VIII CLO Ltd. 7.809% (LIBOR 3 Month+534 basis points), 10/20/20271,2,[3]	2,774,716
4,000,000	Sound Point CLO IX Ltd. 7.969% (LIBOR 3 Month+550 basis points), 7/20/2027[1,2,3]	3,923,740
1,500,000	Sound Point CLO XII Ltd. 2016-2 8.869% (LIBOR 3 Month+640 basis points), 10/20/20281,2,[3]	1,418,130
676,275	Soundview Home Equity Loan Trust 2001-2 6.500%, 3/25/20302,[7]	697,790
1,242,000	Starwood Waypoint Homes 2017-1 Trust 5.055% (LIBOR 1 Month+260 basis points), 1/17/2035[1,3]	1,240,199
1,695,000	5.855% (LIBOR 1 Month+340 basis points), 1/17/2035[1,3] TES 2017-1 LLC	1,693,585
2,500,000	7.740%, 10/20/20473,[4] TES 2017-2 LLC	2,571,027
1,000,000	6.990%, 2/20/20483,[4]	1,029,411
1,120,000	Tesla Auto Lease Trust 2018-A 4.940%, 3/22/2021[2,3]	1,120,387
3,000,000	Tesla Auto Lease Trust 2018-B 7.870%, 6/20/20222,[3]	3,024,621
1,000,000	Verus Securitization Trust 2018-2 5.176%, 6/1/20582,3,[6]	979,739
3,000,000	Verus Securitization Trust 2018-INV1 5.648%, 3/25/20582,3,[6]	3,014,972
3,000,000	Verus Securitization Trust 2018-INV2 6.356%, 10/25/20582,3,5,[6]	2,999,908
1,920,943	Vivint Solar Financing V LLC 2018-1 7.370%, 4/30/2048[3]	1,961,903
1,000,000	Westlake Automobile Receivables Trust 2017-2 4.630%, 7/15/20242,[3]	1,000,664
2,000,000	Westlake Automobile Receivables Trust 2018-1 5.600%, 7/15/20242,[3]	2,002,382
2,000,000	Westlake Automobile Receivables Trust 2018-2 6.040%, 1/15/20252,[3]	2,016,960
2,000,000	Westlake Automobile Receivables Trust 2018-3 6.020%, 2/18/20252,[3]	2,006,954
	TOTAL ASSET-BACKED SECURITIES (Cost $255,028,524)	253,648,879
	COLLATERALIZED MORTGAGE OBLIGATIONS – 19.4%
445,676	ABN Amro Mortgage Corp. 2003-12 5.680%, 12/25/20332,[6]	431,436
605,442	Adjustable Rate Mortgage Trust 2005-8 3.166% (LIBOR 1 Month+66 basis points), 11/25/20351,[2]	590,413

Braddock Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$287,202	Alternative Loan Trust 2005-34CB 2.906% (LIBOR 1 Month+40 basis points), 9/25/20351,[2]	$236,814
10,479,782	Alternative Loan Trust 2005-62 0.674%, 12/25/20352,4,6,[8]	327,032
257,598	Alternative Loan Trust 2005-9CB 3.006% (LIBOR 1 Month+50 basis points), 5/25/2035[1,2]	234,620
881,348	Arroyo Mortgage Trust 2018-1 4.218%, 4/25/20482,3,[6]	886,761
1,145,804	Banc of America Alternative Loan Trust 2004-6 6.000%, 7/25/2034[2]	1,135,839
108,523	Banc of America Mortgage 2003-C Trust 4.244%, 4/25/20332,[6]	80,549
396,043	Banc of America Mortgage 2003-D Trust 4.414%, 5/25/20332,[6]	272,733
364,342	Banc of America Mortgage 2003-J Trust 4.676%, 11/25/20332,[6]	362,693
269,541	Banc of America Mortgage Trust 2004-9 6.000%, 9/25/20322,4,[6]	260,730
1,050,860	Bayview Commercial Asset Trust 2005-1 2.936% (LIBOR 1 Month+43 basis points), 4/25/2035[1,2,3]	1,022,712
787,257	Bayview Commercial Asset Trust 2005-2 2.986% (LIBOR 1 Month+48 basis points), 8/25/2035[1,2,3]	761,110
508,100	Bayview Commercial Asset Trust 2005-3 2.996% (LIBOR 1 Month+49 basis points), 11/25/20351,2,[3]	491,292
748,929	3.016% (LIBOR 1 Month+51 basis points), 11/25/20351,2,[3]	724,921
220,323	3.106% (LIBOR 1 Month+60 basis points), 11/25/2035[1,2,3]	214,276
595,171	Bayview Commercial Asset Trust 2006-1 2.906% (LIBOR 1 Month+40 basis points), 4/25/2036[1,2,3]	559,758
1,005,895	2.926% (LIBOR 1 Month+42 basis points), 4/25/2036[1,2,3]	939,681
139,091	Bear Stearns ALT-A Trust 2004-3 3.361% (LIBOR 1 Month+86 basis points), 4/25/20341,[2]	134,132
1,064,025	Bear Stearns ARM Trust 2004-10 4.512%, 1/25/20352,[6]	913,481
183,214	Bear Stearns Asset Backed Securities Trust 2003-AC6 4.965% (LIBOR 1 Month+265 basis points), 11/25/2033[1,2]	165,606
76,263	Chase Mortgage Finance Trust Series 2002-S4 6.250%, 3/25/20322,[4]	37,936
1,000,000	CHL GMSR Issuer Trust 2018-GT1 6.006% (LIBOR 1 Month+350 basis points), 5/25/20231,2,[3]	997,921
1,703,177	CHL Mortgage Pass-Through Trust 2004-HYB3 4.117%, 6/20/20342,4,[6]	1,711,825
18,295,378	CHL Mortgage Pass-Through Trust 2005-3 0.863%, 4/25/20352,4,6,[8]	686,164
1,882,605	3.126% (LIBOR 1 Month+62 basis points), 4/25/2035[1,2]	1,663,119

Braddock Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$386,035	Citigroup Mortgage Loan Trust, Inc. 2004-HYB2 4.042%, 3/25/20342,4,[6]	$347,126
1,384,479	CSFB Mortgage-Backed Pass-Through Certificates Series 2005-AGE1 3.156% (LIBOR 1 Month+65 basis points), 2/25/20321,[2]	1,386,617
4,000,000	Eagle RE 2018-1 Ltd. 5.280% (LIBOR 1 Month+300 basis points), 11/25/20281,2,[3]	4,046,150
4,000,000	6.280% (LIBOR 1 Month+400 basis points), 11/25/20281,2,[3]	3,999,608
797,741	Fannie Mae Connecticut Avenue Securities 8.206% (LIBOR 1 Month+570 basis points), 4/25/20281,[2]	900,633
3,000,000	4.906% (LIBOR 1 Month+240 basis points), 5/25/20301,[2]	3,025,872
1,750,000	4.506% (LIBOR 1 Month+200 basis points), 3/25/20311,[2]	1,684,702
2,000,000	Fannie Mae Connecticut Avenue Securities Trust 4.906% (LIBOR 1 Month+240 basis points), 4/25/2031[1,2,3]	1,957,907
176,487	HomeBanc Mortgage Trust 2004-1 3.406% (LIBOR 1 Month+90 basis points), 8/25/2029[1,2,4]	92,192
1,494,000	Homeward Opportunities Fund I Trust 2018-1 5.295%, 6/25/20482,3,[6]	1,479,397
966,946	JP Morgan Mortgage Trust 2004-A3 4.262%, 6/25/20342,[6]	920,578
776,280	JP Morgan Mortgage Trust 2005-A8 4.357%, 11/25/20352,[6]	760,072
2,563,967	JP Morgan Trust 2015-1 3.303%, 12/25/20442,3,[6]	2,498,263
1,000,000	LOANDEPOT GMSR Master Trust Seres 2018-GT1 5.955% (LIBOR 1 Month+350 basis points), 10/16/20231,[3]	997,799
570,817	MASTR Adjustable Rate Mortgages Trust 2004-13 4.632%, 12/21/20342,[6]	554,670
466,911	MASTR Alternative Loan Trust 2002-1 6.750%, 7/25/2032[2]	470,337
798,043	New Residential Mortgage Loan Trust 2014-1 6.043%, 1/25/20542,3,[6]	868,795
3,000,000	New Residential Mortgage Loan Trust 2018-NQM1 5.287%, 11/25/20482,3,[6]	2,953,937
553,641	New York Mortgage Trust 2005-1 3.256% (LIBOR 1 Month+75 basis points), 4/25/2035[1,2,4]	538,496
4,000,000	PNMAC FMSR ISSUER TRUST 2018-FT1 4.856% (LIBOR 1 Month+235 basis points), 4/25/20231,2,[3]	4,007,270
6,050,000	PNMAC GMSR ISSUER TRUST 2018-GT1 5.356% (LIBOR 1 Month+285 basis points), 2/25/20231,[3]	6,060,457
2,500,000	PNMAC GMSR ISSUER TRUST 2018-GT2 5.156% (LIBOR 1 Month+265 basis points), 8/25/2025[1,2,3]	2,499,582
679,015	Prime Mortgage Trust 2005-2 4.732%, 10/25/20322,[6]	537,322
87,978	Provident Funding Mortgage Loan Trust 2004-1 4.142%, 4/25/20342,4,[6]	83,422

Braddock Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$900,924	RALI Series 2006-QS6 Trust 6.000%, 6/25/2036[2]	$816,067
844,616	6.000%, 6/25/2036[2]	765,063
260,693	Residential Asset Securitization Trust 2003-A15 6.085%, 2/25/20342,[6]	260,145
750,000	Seasoned Credit Risk Transfer Trust Series 2017-3 4.750%, 7/25/20562,3,[6]	714,097
500,000	Seasoned Credit Risk Transfer Trust Series 2018-1 4.750%, 5/25/20572,[6]	492,681
290,916	Structured Asset Securities Corp. Mor Pas Thr Cer Ser 2003-6A 4.425%, 3/25/20332,4,5,[6]	237,517
234,183	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Ser 2003 26A 3.849% (LIBOR 1 Month+150 basis points), 9/25/2033[1,2]	207,131
434,214	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Ser 2003-22A 4.410%, 6/25/20332,4,[6]	236,229
40,643	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs Ser 2003-34A 4.199% (LIBOR 1 Month+185 basis points), 11/25/20331,2,[4]	10,044
374,825	Terwin Mortgage Trust 2004-7HE 3.206% (LIBOR 1 Month+70 basis points), 7/25/2034[1,2,3]	365,342
149,067	3.356% (LIBOR 1 Month+85 basis points), 7/25/20341,2,[3]	127,873
321,162	Thornburg Mortgage Securities Trust 2003-2 3.631% (LIBOR 1 Month+113 basis points), 4/25/20431,[2]	320,374
686,321	Velocity Commercial Capital Loan Trust 2018-2 6.360%, 10/26/20482,3,[6]	696,357
177,566	WaMu Mortgage Pass-Through Certificates Series 2003-AR6 Trust 4.222%, 6/25/20332,[6]	145,687
283,770	WaMu Mortgage Pass-Through Certificates Series 2003-AR9 Trust 4.393%, 9/25/20332,[6]	276,602
131,257	Wells Fargo Mortgage Backed Securities 2003-O Trust 4.807%, 1/25/20342,4,[6]	36,537
252,189	Wells Fargo Mortgage Backed Securities 2004-A Trust 4.582%, 2/25/20342,[6]	237,653
237,540	Wells Fargo Mortgage Backed Securities 2004-H Trust 4.422%, 6/25/20342,[6]	243,210
348,625	Wells Fargo Mortgage Backed Securities 2004-J Trust 4.456%, 7/25/20342,4,[6]	322,883
166,173	Wells Fargo Mortgage Backed Securities 2004-X Trust 4.831%, 11/25/20342,[6]	167,982
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $63,673,912)	65,194,232

Braddock Multi-Strategy Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
CORPORATE BONDS – 0.0%
FINANCIALS–0.0%
$750,000	First Matrix RMOF Trust 0.000%, 10/1/20294,5,6,[8]	$—
TOTAL FINANCIALS
	(Cost $6,456)	—
TOTAL CORPORATE BONDS
	(Cost $6,456)	—

Number of Shares
	SHORT-TERM INVESTMENTS–4.8%
256,342	Fidelity Institutional Government Portfolio, 2.19%[9,10]	256,342
15,844,970	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, 2.24%[10]	15,844,970
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $16,101,312)	16,101,312

	TOTAL INVESTMENTS – 99.7%
	(Cost $334,810,205)	334,944,423
	Other Assets in Excess of Liabilities – 0.3%	1,028,862
	TOTAL NET ASSETS – 100.0%	$335,973,285
	SECURITIES SOLD SHORT – (0.1)%
	EXCHANGE-TRADED FUNDS – (0.1)%
(1,618)	¡Shares 20+ Year Treasury Bond ETF	(196,603)
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $(199,822))	(196,603)
	TOTAL SECURITIES SOLD SHORT
	(Cost $(199,822))	(196,603)

ETF – Exchange Traded Fund

LP – Limited Partnership

[1]	Floating rate security.

[2]	Callable.

[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $265,792,794 which represents 79.2% of Net Assets.

[4]	Illiquid security. The total illiquid securities represent 3.4% of Net Assets. Total value of these securities is $11,292,353.

[5]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 3.9% of Net Assets. The total value of these securities is $13,200,778.

[6]	Variable rate security.

[7]	Step rate security.

[8]	Interest-only security.

[9]	All or a portion of this security is segregated as collateral for securities sold short.

[10]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type/Industry	Percent of Total Net Assets
Asset-Backed Securities	75.5%
Collateralized Mortgage Obligations	19.4%
Corporate Bonds
Financials	0.0%
Total Corporate Bonds	0.0%
Short-Term Investments	4.8%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

Assets:
Investments, at value (cost $334,810,205)	$334,944,423
Cash deposited with broker for securities sold short	167,318
Receivables:
Securities sold	1,175
Fund shares sold	713,811
Interest	1,318,279
Callable bond proceeds (Note 10)	284,669
Prepaid expenses	57,590
Total assets	337,487,265

Liabilities:
Securities sold short, at value (proceeds $199,822)	196,603
Payables:
Due to custodian	332,490
Fund shares redeemed	497,089
Advisory fees	347,651
Fund services fees	75,245
Auditing fees	22,126
Shareholder servicing fees (Note 7)	13,171
Distribution fees - Class A & Class C (Note 6)	12,191
Trustees’ deferred compensation (Note 3)	1,873
Chief Compliance Officer fees	804
Trustees’ fees and expenses	775
Accrued other expenses	13,962
Total liabilities	1,513,980

Net Assets	$335,973,285

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$335,888,634
Total distributable earnings	84,651
Net Assets	$335,973,285

Braddock Multi-Strategy Income Fund

STATEMENT OF ASSETS AND LIABILITIES - Continued

As of December 31, 2018

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$19,620,070
Number of shares issued and outstanding	1,932,460
Net asset value per share[1]	$10.15
Maximum sales charge (4.25% of offering price)[2]	0.45
Maximum offering price to public	$10.60

Class C Shares:
Net assets applicable to shares outstanding	$9,833,417
Number of shares issued and outstanding	971,088
Net asset value per share[1]	$10.13

Institutional Class Shares:
Net assets applicable to shares outstanding	$306,519,798
Number of shares issued and outstanding	30,169,172
Net asset value per share	$10.16

[1]	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. A CDSC of 1.00% will be charged on Class C Shares purchases that are redeemed in whole or in part within 12 months of purchase.
[2]	On sales of $50,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Interest	$12,512,666
Total investment income	12,512,666

Expenses:
Advisory fees	2,746,232
Fund services fees	365,469
Shareholder servicing fees (Note 7)	129,329
Registration fees	79,514
Distribution fees - Class C (Note 6)	62,717
Distribution fees - Class A (Note 6)	29,872
Legal fees	31,699
Miscellaneous	25,255
Auditing fees	22,575
Shareholder reporting fees	18,881
Chief Compliance Officer fees	17,081
Trustees’ fees and expenses	9,572
Dividends and interest on securities sold short	8,633
Insurance fees	1,319
Total expenses	3,548,148
Advisory fees waived	(151,449)
Net expenses	3,396,699
Net investment income	9,115,967

Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	936,640
Net realized gain	936,640
Net change in unrealized appreciation/depreciation on:
Investments	(4,674,549)
Securities sold short	8,656
Net change in unrealized appreciation/depreciation	(4,665,893)
Net realized and unrealized loss	(3,729,253)

Net Increase in Net Assets from Operations	$5,386,714

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$9,115,967	$4,058,903
Net realized gain on investments and securities sold short	936,640	1,001,572
Net change in unrealized appreciation/depreciation on investments and securities sold short	(4,665,893)	1,503,310
Net increase in net assets resulting from operations	5,386,714	6,563,785

Distributions to Shareholders:
Distributions[1] :
Class A	(509,823)
Class C	(221,095)
Institutional Class	(9,048,724)

From net investment income:
Class A		(277,493)
Class C		(46,078)
Institutional Class		(4,464,936)
Total distributions to shareholders	(9,779,642)	(4,788,507)

Capital Transactions:
Net proceeds from shares sold:
Class A	19,779,358	5,992,494
Class C	7,438,005	3,399,417
Institutional Class	232,309,787	60,176,678
Reinvestment of distributions:
Class A	457,175	249,789
Class C	167,344	23,438
Institutional Class	8,100,860	4,074,257
Cost of shares redeemed:
Class A	(7,719,625)	(1,690,385)
Class C	(1,154,818)	(87,174)
Institutional Class	(53,902,819)	(6,552,590)
Net increase in net assets from capital transactions	205,475,267	65,585,924

Total increase in net assets	201,082,339	67,361,202

Net Assets:
Beginning of period	134,890,946	67,529,744
End of period[2]	$335,973,285	$134,890,946

Capital Share Transactions:
Shares sold:
Class A	1,922,028	587,970
Class C	724,858	331,918
Institutional Class	22,557,659	5,875,925
Shares reinvested:
Class A	44,531	24,468
Class C	16,339	2,292
Institutional Class	788,463	398,814
Shares redeemed:
Class A	(750,634)	(165,379)
Class C	(112,604)	(8,561)
Institutional Class	(5,244,239)	(639,055)
Net increase from capital share transactions	19,946,401	6,408,392

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.

[2]	End of year net assets include accumulated undistributed net investment income of $0 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period Ended
	2018	2017	2016	December 31, 2015*
Net asset value, beginning of period	$10.27	$10.05	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.41	0.41	0.51	-
Net realized and unrealized gain (loss)	(0.11)	0.29	0.09	-
Total from investment operations	0.30	0.70	0.60	-

Less Distributions:
From net investment income	(0.42)	(0.48)	(0.55)	-
Total distributions	(0.42)	(0.48)	(0.55)	-

Net asset value, end of period	$10.15	$10.27	$10.05	$10.00

Total return[2]	2.99%	7.13%	6.15%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$19,620	$7,361	$2,708	$3

Ratio of expenses to average net assets (including dividends and interest on securities sold short):
Before fees waived and expenses absorbed[3]	1.82%	1.99%	2.25%	-%
After fees waived and expenses absorbed[3]	1.75%	1.76%	1.77%	-%
Ratio of net investment income to average net assets (including dividends and interest on securities sold short):
Before fees waived and expenses absorbed	3.87%	3.78%	4.61%	-%
After fees waived and expenses absorbed	3.94%	4.01%	5.09%	-%

Portfolio turnover rate	35%	33%	31%	-%

*	Commencement of operations.

[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 4.25% of offering price which is waived on purchases of $1 million or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain purchases of $1 million or more that are redeemed in whole or in part within 12 months of purchase. If the sales charge was included, total returns would be lower.
[3]	If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.00% for the year ended December 31, 2018. For the prior periods ended December 31, 2017, 2016 and 2015, the ratios would have been lowered by 0.01%, 0.02%, and 0.00%, respectively.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund

FINANCIAL HIGHLIGHTS

Class C

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period Ended
	2018	2017	2016	December 31, 2015*
Net asset value, beginning of period	$10.25	$10.04	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.33	0.33	0.44	-
Net realized and unrealized gain (loss)	(0.10)	0.30	0.08	-
Total from investment operations	0.23	0.63	0.52	-

Less Distributions:
From net investment income	(0.35)	(0.42)	(0.48)	-
Total distributions	(0.35)	(0.42)	(0.48)	-

Net asset value, end of period	$10.13	$10.25	$10.04	$10.00

Total return[2]	2.26%	6.38%	5.29%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,833	$3,510	$169	$2

Ratio of expenses to average net assets (including dividends and interest on securities sold short):
Before fees waived and expenses absorbed[3]	2.57%	2.74%	3.00%	-%
After fees waived and expenses absorbed[3]	2.50%	2.51%	2.52%	-%
Ratio of net investment income to average net assets (including dividends and interest on securities sold short):
Before fees waived and expenses absorbed	3.12%	3.03%	3.86%	-%
After fees waived and expenses absorbed	3.19%	3.26%	4.34%	-%

Portfolio turnover rate	35%	33%	31%	-%

*	Commencement of operations.

[1]	Based on average shares outstanding for the period.

[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions made in whole or in part within 12 months of purchase. If the sales charge was included, total returns would be lower.

[3]	If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.00% for the year ended December 31, 2018. For the prior periods ended December 31, 2017, 2016 and 2015, the ratios would have been lowered by 0.01%, 0.02%, and 0.00%, respectively.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,			For the Period Ended
	2018	2017	2016	December 31, 2015*
Net asset value, beginning of period	$10.28	$10.05	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.43	0.44	0.54	-
Net realized and unrealized gain (loss)	(0.10)	0.30	0.08	-
Total from investment operations	0.33	0.74	0.62	-

Less Distributions:
From net investment income	(0.45)	(0.51)	(0.57)	-
Total distributions	(0.45)	(0.51)	(0.57)	-

Net asset value, end of period	$10.16	$10.28	$10.05	$10.00

Total return[2]	3.24%	7.50%	6.36%	-%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$306,520	$124,020	$64,653	$5

Ratio of expenses to average net assets (including dividends and interest on securities sold short):
Before fees waived and expenses absorbed[3]	1.57%	1.74%	2.00%	-%
After fees waived and expenses absorbed[3]	1.50%	1.51%	1.52%	-%
Ratio of net investment income to average net assets (including dividends and interest on securities sold short):
Before fees waived and expenses absorbed	4.12%	4.03%	4.86%	-%
After fees waived and expenses absorbed	4.19%	4.26%	5.34%	-%

Portfolio turnover rate	35%	33%	31%	-%

*	Commencement of operations.

1	Based on average shares outstanding for the period.

[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	If dividends and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.00% for the year ended December 31, 2018. For the prior periods ended December 31, 2017, 2016 and 2015, the ratios would have been lowered by 0.01%, 0.02%, and 0.00%, respectively.

See accompanying Notes to Financial Statements.

Braddock Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1 – Organization

The Braddock Multi-Strategy Income Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks total return with an emphasis on providing current income. The Fund currently offers four classes of shares: A shares, C shares, T shares, and Institutional shares. The Fund commenced investment operations on December 31, 2015. Class T shares are not currently available for purchase.

The Fund commenced operations on December 31, 2015, with Class A, Class C, and Institutional Class shares, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $49,561,285 transfer of shares of the Fund in exchange for the net assets of the Braddock Structured Opportunities Fund Series A, LP, a Delaware limited partnership (the “Company”). This exchange was nontaxable, whereby the Fund’s Institutional Class issued 4,933,206 shares for the net assets of the Company on December 31, 2015. Assets with a fair market value of $49,561,285 consisting of cash, interest receivable and securities of the Company with a fair value of $46,984,053 (identified costs of investments transferred were $44,433,272) and cash were the primary assets received by the Fund on January 1, 2016. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends, liquidation, income and expenses, except class specific expenses, subject to the approval of the Trustees. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification, Financial Services – Investment Companies”, Topic 946 (ASC 946).

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s sub-advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Braddock Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Trading in securities on many foreign securities exchanges and OTC markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset values (“NAV”) are not calculated and on which the Fund does not affect sales and redemptions of its shares.

(b) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(c) Short Sales

The Fund may sell securities short. Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Braddock Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

(e) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

FASB Accounting Standard Codification “Accounting for Uncertainty in Income Taxes”, Topic 740 (ASC 740) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740 requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2015-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Fund will make dividend distributions of net investment income, if any, monthly and net capital gains distributions, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Braddock Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liberty Street Advisors, Inc. (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.25% of the Fund’s average daily net assets. The Advisor engages Braddock Financial LLC (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.75%, 2.50% and 1.50% of the Fund's average daily net assets for Class A, Class C, and Institutional Class shares, respectively. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the year ended December 31, 2018, the Advisor waived a portion of its advisory fees totaling $151,449. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2018, the amount of these potentially recoverable expenses was $624,933. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2019	$252,890
2020	220,594
2021	151,449
Total	$624,933

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2018, are reported on the Statement of Operations as Fund services fees.

Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Braddock Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2018, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of investments	$334,610,383

Gross unrealized appreciation	$7,684,127
Gross unrealized depreciation	(7,546,690)
Net unrealized appreciation on investments	$137,437

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (loss) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Loss)
$(13,424)	$13,424

As of December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$24,231
Undistributed long-term capital gains	-
Tax accumulated earnings	24,231

Accumulated capital and other losses	(77,017)
Unrealized appreciation on investments	137,437
Total accumulated earnings	$84,651

As of December 31, 2018, the Fund had net capital loss carryovers as follows:

Not subject to expiration:
Short Term	$77,017
Long Term	-
$77,017

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Braddock Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

The tax character of the distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

Distributions paid from:	2018	2017
Ordinary income	$9,779,642	$4,788,507
Net long-term capital gains	-	-
Total distributions paid	$9,779,642	$4,788,507

Note 5 – Investment Transactions

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term investments, were $269,026,119 and $74,098,681, respectively.

Note 6 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its Class A and Class C shares. For Class A shares, the maximum annual fee payable to the Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and shareholder liaison services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. The Institutional Class does not pay any distribution fees.

The Advisor’s affiliated broker-dealer, HRC Fund Associates, LLC (“HRC”), Member FINRA/SIPC, markets the Fund shares to financial intermediaries pursuant to a marketing agreement with the Advisor. The Advisor pays HRC out of its own resources and without additional cost to the Fund or its shareholders. In addition, pursuant to a wholesaling agreement with the Fund’s Distributor, HRC was eligible to receive sales charges from the Fund’s Distributor for activities relating to the marketing of Fund shares. During the year ending December 31, 2018, HRC did not receive any sales charges or distribution fees with respect to the Fund pursuant to the wholesaling agreement.

For the year ended December 31, 2018, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of its shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund’s that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

FASB Accounting Standard Codification, “Fair Value Measurements and Disclosures”, Topic 820 (ASC 820) defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Braddock Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$-	$240,685,618	$12,963,261	$253,648,879
Collateralized Mortgage Obligations	-	64,956,715	237,517	65,194,232
Corporate Bonds*	-	-	-	-
Short-Term Investments	16,101,312	-	-	16,101,312
Total Investments	$16,101,312	$305,642,333	$13,200,778	$334,944,423

Liabilities
Securities Sold Short
Exchange-Traded Funds	$196,603	$-	$-	$196,603
Total Investments	$196,603	$-	$-	$196,603

*	The Fund held a Level 3 security valued at zero at period end.

Braddock Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of December 31, 2017	$1,367,449
Transfers into Level 3 during the period	1,306,517
Transfers out of Level 3 during the period	(1,029,411)
Total realized gain/(loss)	6,020
Total unrealized appreciation/(depreciation)	98,053
Net purchases	11,946,729
Net sales	-
Principal paydown	(502,145)
Amortization	7,566
Balance as of December 31, 2018	$13,200,778

Transfers into, or out of, Level 3 are recognized at the end of the reporting period.

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2018:

Fair Value December 31, 2018	Valuation Methodologies	Unobservable Input(1)	Input Range/Value	Impact to Valuation from an increase in Input(2)
$13,200,778	Fair Value Pricing	Adjusted by management to reflect current conditions	-	Increase

(1)	The investment sub-advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 10 – Callable Bond Proceeds

On June 26, 2017, Wells Fargo Bank, N.A. (Wells Fargo), the trustee for Banc of America Alternative Loan Trust, Series 2004-7, Class 15B1 (CUSIP 05949AMR8) issued a call notice that funds received from this security will be withheld to establish a reserve account to meet its current and future expenses for litigation costs and potential judgements resulting from claims against Wells Fargo. Wells Fargo stated in its letter to certificate holders that this amount will be held for an unknown amount of time and any unused funds in reserve will be paid to certificate holders when Wells Fargo determines that such funds are no longer necessary to be held. The Fund expects payment to be received within the next three years and the estimated proceeds to be received from the callable bond is reported on the Statement of Assets and Liabilities.

Braddock Multi-Strategy Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Note 11 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Braddock Multi-Strategy Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Braddock Multi-Strategy Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and for the one day in the period ended December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the one day in the period ended December 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2019

Braddock Multi-Strategy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information

For the year ended December 31, 2018, 0.00% of dividends to be paid from net investment income, including short-term capital gains from the Fund (if any), is designated as qualified dividend income.

For the year ended December 31, 2018, 0.00% of the dividends to be paid from net investment income, including from short-term capital gains from the Fund (if any), is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (800) 207-7108. The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young[a] (born 1950) Trustee	Since November 2007	Retired (2014 – present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.
John P. Zader[a] (born 1961) Trustee	Since November 2007	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).

Braddock Multi-Strategy Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazlb† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006–2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	4	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill[a] (born 1963) President	Since June 2014	President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President, UMB Fund Services, Inc. (January 2007 – June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).	N/A	N/A
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 -present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A

Braddock Multi-Strategy Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officer of the Trust:
Martin Dziura[b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).	N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

[c]	Trustees and officers serve until their successors have been duly elected.

[d]	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s investment advisor also serves as the investment advisor to the Robinson Opportunistic Income Fund, Robinson Tax Advantaged Income Fund and West Loop Realty Fund which are offered in separate prospectus. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

Braddock Multi-Strategy Income Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from July 1, 2018 to December 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/18	12/31/18	7/1/18 – 12/31/18
Class A	Actual Performance	$1,000.00	$1,007.00	$8.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.91
Class C	Actual Performance	1,000.00	1,004.30	12.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.58	12.70
Institutional Class	Actual Performance	1,000.00	1,009.20	7.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.63	7.65

*	Expenses are equal to the Fund’s annualized expense ratios of 1.75%, 2.50% and 1.50% for Class A, Class C and Institutional Class shares, respectively, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Braddock Multi-Strategy Income Fund

A series of Investment Managers Series Trust

Investment Advisor

Liberty Street Advisors, Inc.
100 Wall Street, 20th Floor
New York, New York 10005

Sub-Advisor

Braddock Financial LLC

1125 17th Street, Suite 1510

Denver, Colorado 80202

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Braddock Multi-Strategy Income Fund - Class A	BDKAX	46141Q 618
Braddock Multi-Strategy Income Fund - Class C	BDKCX	46141Q 592
Braddock Multi-Strategy Income Fund - Institutional Class	BDKNX	46141Q 584

Privacy Principles of the Braddock Multi-Strategy Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Braddock Multi-Strategy Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 207-7108, or on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 207-7108, or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (800) 207-7108. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Section in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 207-7108.

Braddock Multi-Strategy Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (800) 207-7108

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (800) 207-7108.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$19,700	$19,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/11/19